EXHIBIT 23

                                           CONSENT OF INDEPENDENT ACCOUNTANTS

               We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No.33-49971) of Caterpillar Financial Services Corporation of our report dated
     January 21, 1994 appearing on Page 15 of this Form 10-K.





     PRICE WATERHOUSE



     Peoria, Illinois
     March 4, 1994